Brendon Yee,1 Julia Chapman,1 Ron Grunstein,1 Christopher Argent,2 Angela D’Rozario,1 Craig Hopkinson,3 Jandira Ramos,3 Ishani Landry,3 Sergey Yagoda,3 Bhaskar Rege3 1Woolcock Institute of Medical Research, Sydney, Australia; 2Scientia Clinical Research, Ltd., Randwick, Australia; 3Alkermes, Inc., Waltham, MA, USA Preliminary Results from a Phase 1 Study of ALKS 2680,  an Orexin 2 Receptor Agonist, in Healthy Participants and Patients with Narcolepsy or Idiopathic Hypersomnia Exhibit 99.2

Financial Relationship Disclosure Ineligible companies are those whose primary business is producing, marketing, selling, re-selling, or distributing health care products used by, or on patients. ◻︎ No, I HAVE NOT had a financial relationship with an ineligible company in the past 24 months. ■ Yes, I HAVE had a financial relationship with an ineligible company in the past 24 months. Relationship type Name of company Institutional funding Alkermes (B. Yee, R. Grunstein, C. Argent); Lilly (B. Yee, R. Grunstein); Takeda (B. Yee, R. Grunstein); Vanda (B. Yee, R. Grunstein)  Employment Alkermes (C. Hopkinson, J. Ramos, I. Landry, S. Yagoda, B. Rege) Speaker fees Eisai (R. Grunstein); GlaxoSmithKline (B. Yee); SomnoMed (B. Yee, R. Grunstein); TEVA (B. Yee) Advisory Board Apnimed (R. Grunstein); Lilly (R. Grunstein)

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the potential therapeutic and commercial value of ALKS 2680 for the treatment of narcolepsy; and the company’s expectations regarding plans and timelines for further clinical development activities for ALKS 2680, including study design, dose selection, initiation of the phase 2 study and presentation of additional data from the phase 1 study. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether ALKS 2680 could be shown to be ineffective or unsafe; whether preclinical and initial clinical results for ALKS 2680 will be predictive of future clinical results or real-world results; potential changes in the cost, scope, design or duration of the ALKS 2680 development program; whether future clinical trials or future stages of ongoing clinical trials for ALKS 2680 will be initiated or completed on time or at all; and those risks and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the “Investors – SEC filings” section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation.

ALKS 2680 Is an Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy ALKS 2680 is a highly potent, orally bioavailable, selective OX2R agonist  ≥10 fold more potent than orexin Aa >5,000-fold selectivity relative to OX1Ra Designed to address underlying pathology of narcolepsy and achieve: Improved wakefulness duration and quality, with a PK/PD profile that mirrors natural sleep/wake cycle Cataplexy control Low therapeutic dose with once-daily oral dosing Acceptable safety profile with wide therapeutic window ALKS 2680 demonstrated dose-dependent improvements in wake duration and cataplexy control in a mouse model of narcolepsyb Initial data from the ongoing Phase 1 study, which includes innovative translational approaches, has shown: ALKS 2680 is generally well tolerated Proof of concept in patients with narcolepsy type 1 aData from preclinical studies using CHO cells. bOrexin DTA mice CHO: Chinese Hamster Ovary; DTA: diphtheria toxin subunit A; OX1R: orexin receptor type 1; OX2R: orexin receptor type 2; PD: pharmacodynamic; PK: pharmacokinetic

25 mg* 15 mg 8 mg Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680 *Denotes dynamic decision points for triggering subsequent cohorts aIn MAD, participants were dosed for 10 days once daily IH: idiopathic hypersomnia; NT2: narcolepsy type 2; PBO: placebo Healthy Volunteers Double-Blind Placebo-Controlled Treatment Single Ascending Dose (SAD) Multiple Ascending Dose (MAD)a 1 mg 3 mg 8 mg* 15 mg 25 mg 50 mg Narcolepsy Type 1 (NT1) Patients Screening & Washout 1:1:1:1 randomization in a 4-way crossover design NT2 and IH patient cohorts are currently being evaluated at higher doses 3 mg* = 48-hour washout between doses Double-Blind Placebo-Controlled Treatment PBO 1 mg 3 mg 8 mg PBO 8 mg 1 mg 3 mg 3 mg 8 mg 1 mg PBO 1 mg 3 mg 8 mg PBO 6 active and 2 placebo healthy volunteers in each dose cohort

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680: SAD and MAD Healthy Volunteers Each dose cohort in both SAD and MAD included 8 new participants 6 on ALKS 2680, 2 on placebo Objectives: Safety and tolerability Pharmacokinetics (PK) and pharmacodynamics (PD) *Denotes dynamic decision points for triggering subsequent cohorts aIn MAD, participants were dosed for 10 days once daily

ALKS 2680 Was Generally Well Tolerated in Healthy Volunteers in Both SAD and MAD Maximum tolerated dose not reached Most AEs were mild and observed at doses ≥15 mg (SAD) and ≥8 mg (MAD)  No severe AEs or serious adverse events (SAEs) were reported Most AEs were transient and resolved without intervention or treatment interruption AEs observed in >1 participant (>5%) and deemed related to study drug were: SAD: dizziness, pollakiuria, nausea, and blurred vision MAD: insomnia, dizziness, pollakiuria, and visual disturbance (described as blurred or distorted vision, increased light sensitivity) No safety signal identified in vital signs, laboratory parameters, or ECGs One participant in MAD discontinued after taking a single 25 mg dose due to transient, non-serious, non-severe AEs that resolved without treatment AE: adverse event; ECG: electrocardiogram; MAD: multiple ascending dose; SAD: single ascending dose Healthy Volunteers

ALKS 2680 Achieved Desired Pharmacokinetic Profile With Once-Daily Dosing Overall PK profile supports once-daily dosing Mimics natural sleep/wake cycle Half life = 8-10 hours Wide safety margin ~100-fold safety multiples for planned therapeutic doses relative to toxicology studiesa 2 metabolites measured Consistent with preclinical studies Neither contribute to pharmacologic activity No reactive metabolites have been identified Healthy Volunteers Systemic Exposure (AUC) 10000 1000 100 10 1 1 3 8 15 25 50 AUC ng*h/mL 100 1 1 3 8 15 25 50 Cmax ng/mL 10 Maximum Serum Concentration (Cmax) ALKS 2680, mg ALKS 2680, mg aToxicology studies in mice up to 28 days of dosing completed AUC: area under the curve; PK: pharmacokinetics Proportional increase with dose Lower-than-proportional increase with dose

ALKS 2680 Exhibited CNS Activity in Non-Sleep Deprived Healthy Volunteers Correlation Between Beta Power (Objective Measure) and Karolinska Sleepiness Scale (Subjective Measure) Dose-Dependent Increase in Frontal Cortex Beta Power  Placebo-corrected percent change from pretreatment baseline Healthy Volunteers Shaded areas indicate 95% confidence intervals Subjective Alertness KSS score, change from baseline Beta Power Percent change from baseline CNS: central nervous system; KSS: Karolinska Sleepiness Scale

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680 in Patients With NT1 NT2 and IH patient cohorts are currently being evaluated at higher doses 1:1:1:1 randomization in a 4-way cross-over design Up to 8 patients per cohort First 4 patients in the NT1 cohort completed Objectives: Safety and tolerability Sleep latency (MWT) at each cross-over NT1 Patients IH: idiopathic hypersomnia; NT1: narcolepsy type 1; NT2: narcolepsy type 2; PBO: placebo; MWT: Maintenance of Wakefulness Test n=1 n=1 n=1 n=1 N=4

Demographics and Baseline Characteristics Baseline Disease Severity Total (N=4) Narcolepsy Severity Scale, mean (SD) Severe 29-42, very severe 43-54 39.8 (3.50)  Epworth Sleepiness Scale, mean (SD) Score >10 suggests excessive daytime sleepiness 16.0 (2.83)  Weekly Cataplexy Rate, mean (SD) 9.0 (10.61)  NT1 Patients Demographic Characteristic Total (N=4) Age, years, mean (SD) 23.5 (6.40) Female, n (%) 1 (25) White Race, n (%) 4 (100) Body Mass Index, kg/m2, mean (SD) 30.5 (5.45)

Placebo ALKS 2680 Preferred Term n=4 1 mg n=4 3 mg n=4 8 mg n=4 Adverse events (AEs) reported as related to study drug, n (%) 0 0 0 4 (100) Insomnia 0 0 0 3 (75) Pollakiuria 0 0 0 2 (50) Salivary hypersecretion 0 0 0 2 (50) Blood pressure increased 0 0 0 1 (25) Bruxism  0 0 0 1 (25) Dizziness 0 0 0 1 (25) Hyperhidrosis 0 0 0 1 (25) Single Doses of ALKS 2680 Were Generally Well Tolerated NT1 Patients All AEs were mild in severity; no serious AEs or AEs leading to discontinuation were reported No treatment-emergent, clinically meaningful changes in laboratory parameters or ECGs at any dose AE: adverse event; ECG: electrocardiogram

ALKS 2680 Significantly Improved Sleep Latency With a Clear Dose Response NT1 Patients Change from Baseline in Average Sleep Latency on MWT Over 8 Hours, Least Squares Mean (95% CI), Minutes ALKS 2680 Dose P < 0.001 Average Sleep Latency on the Maintenance of Wakefulness Test (MWT) (N = 4 per dose) P < 0.01 P < 0.001

ALKS 2680 Single Dose Time Course Suggests a Therapeutic Dose Between 3 mg and 8 mg in NT1 NT1 Patients Sleep Latency Mean ± SE, Minutes Maximum test duration = 40 min Day 1 (Post-dose), Hours Maintenance of Wakefulness Test (MWT) 2 4 6 8 Day -1 (Baseline), Hours Dosing 0 NT1: narcolepsy type 1

Conclusions ALKS 2680 in Generally well tolerated up to doses of 50 mg Increased objective and subjective measures of alertness PK/PD profile supports once-daily oral dosing ALKS 2680 in Generally well tolerated at all doses tested; drug-related adverse events only observed at highest dose (8 mg) Statistically significant, clinically meaningful, and durable improvement of sleep latency Profile supportive of once-daily administration Improvement in sleep latency observed at a low therapeutic dose targeted between 3 and 8 mg in narcolepsy type 1 NT1 Patients Healthy Volunteers Initial benefit/risk profile supports continued clinical evaluation of ALKS 2680 (N = 80) (N = 4)

Acknowledgments The authors would like to thank: The volunteers and patients who are participating in this study and their families The investigators and research staff This study is sponsored by Alkermes, Inc. Next Steps Additional data to be presented at upcoming conferences Phase 1b study ongoing in patients with narcolepsy and patients with idiopathic hypersomnia Phase 2 study planned for first half of 2024